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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-90932, 333-3132, and 333-51753 on Form S-8 of our report dated April 13,
1999, appearing in the Annual Report on Form 10-K of Kelley Oil & Gas Corporation for the year ended December 31, 1998.




DELOITTE & TOUCHE LLP

Houston, Texas
April 14, 1999